Lord Abbett                        Developing
                        Growth Fund

                       SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED June 31, 1998

                               [GRAPHIC OMITTED]

                                                  A portfolio of small companies
                                                  with big growth potential

                                   [LOGO(R)]

                       Lord Abbett Developing Growth Fund

                                 A Tradition of
                      Performance

"Lord Abbett Developing Growth Fund's transformation can be considered a success. Manager Stephen McGruder...has transformed it into one of the best funds in the small-cap growth category. The fund is an aggressive small-cap vehicle delivering the kind of performance investors should expect."

                                         Morningstar Mutual Funds, April 7, 1998

--------------------------------------------------------------------------------
Do Small-Cap Stocks Have            Just as there are different types of
a Place in Your Portfolio?          investors--with unique goals, strategies and
                                    time horizons--there are different types of securities to help them pursue their objectives. Look at equities: stocks of large-cap companies (market capitalizations in excess of $5 billion) behave differently than stocks of small-cap companies (market capitalizations of $1 billion or less).
                                    Year-to-year volatility is higher for
                                    small-cap stocks, but, as the chart below illustrates, small company stocks have provided double-digit average annual returns during each of the last six decades.

                                    Average Annual Returns During Each Decade(1)

   [The following table was depicted as a bar graph in the printed material]

                                            Small-cap stocks   Large-cap stocks
                                            ----------------   ----------------

                                    1940's         20.7%              9.2%
                                    1950's         16.9%             19.4%
                                    1960's         15.5%              7.8%
                                    1970's         11.5%              5.9%
                                    1980's         15.8%             17.6%
                                    1990's*        16.5%             16.6%

                                    *1990-1997

                                    Lord Abbett Developing Growth Fund invests in stocks of small, developing companies. These stocks offer unusual growth potential and, not surprisingly, entail more investor risk. However, when used as part of a diversified portfolio, small-cap stocks may provide investors with added growth potential to help them achieve their goals.

--------------------------------------------------------------------------------
Average Annual                      The average annual rates of total return,
Total Returns                       computed using the SEC-required formula and
                                    reflecting the deduction of the Class A
                                    share maximum sales charge of 5.75% for the periods ended 6/30/98 were:

   [The following table was depicted as a bar graph in the printed material]

                                    1 year            16.70%
                                    5 years           23.11%
                                    10 years          15.62%

                                    Past performance is not an indication of future results. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                                (1) Used with permission. (C) 1998 Ibbotson
                                    Associates, Inc. All rights reserved.
                                    (Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.) This chart does not represent past or future performance of Lord Abbett Developing Growth Fund.

Report to Shareholders

For the Six Months Ended July 31, 1998

[PHOTO OMITTED]

/s/ Robert S. Dow
-----------------------
ROBERT S. DOW
CHAIRMAN

AUGUST 12, 1998

"Our belief is that the current environment is a normal phase of the investment cycle...and one that creates a particularly attractive opportunity for small-cap stocks."

Lord Abbett Developing Growth Fund completed the first half of its fiscal year on July 31, 1998, with net assets of $944 million. Below is an overview of class-specific data for the period.

                                                        Six Months Ended 7/31/98
                          ------------------------------------------------------
                          Class A    Class B   Class C    Class P    Class Y
--------------------------------------------------------------------------------
Net asset value            $14.43     $14.24    $14.26     $14.40     $14.45
Capital gains              $ 0.05     $ 0.03    $ 0.03     $ 0.05     $ 0.05
Total return*               +1.4%      +1.0%     +1.1%      +1.3%      +1.6%

Small-cap investors saw positive returns early in the period erased by a downturn. This downturn was caused in part by a "flight to quality" due to international monetary and economic crises as well as political problems that led investors to seek more liquid investments, such as larger company stocks and higher-quality bonds, than are generally found in the small-cap arena. In August, after the close of the first half of the Fund's fiscal year, stocks in general, and small-cap stocks in particular, suffered further price declines. Our belief is that the current environment is a normal phase of the investment cycle that has been exacerbated by the confluence of the above problems, and one that creates a particularly attractive opportunity for small-cap stocks. In this environment, your Fund's management team continued to focus on individual stock selection with an emphasis on fundamental research.

Our focus on bottom-up stock selection allowed the Fund to overcome industry-specific difficulties. For example, our slight overweighting in software companies helped us reduce technology shortfalls that resulted when earnings expectations were not met, predominantly by hardware companies. Our strategy and philosophy remain constant as we concentrate on selecting those companies that we believe will offer our investors superior long-term stock price appreciation regardless of industry-specific problems or large-scale economic trends.

We believe small-cap stocks will benefit from the economy's continued, albeit slower, growth amid a moderate inflation environment. Given recent concerns over the Far East and Russian economies, we regard the Fund's focus on companies primarily involved in domestic commerce as a positive factor going forward. In keeping with historical trends, we expect small-cap stocks to outperform large caps over the long term.

Thank you for your continued confidence in Lord Abbett Developing Growth Fund. We look forward to maintaining our relationship with you in the coming years and helping you achieve your financial goals.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

* Not annualized. Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

Focus on. . .Performance

The Benefits of Long-Term Investing

Lord Abbett Developing Growth Fund has enabled investors to participate in the growth potential of small company stocks. During the past 10 years, the Fund has performed well relative to its benchmark, the Russell 2000 Index.(1)

Growth of a $100,000 Fund Investment: 7/31/88-7/31/98

               Russell 2000        Fund
7/31/88        $100,000           $100,000
1/31/89        $103,840           $101,841
1/31/90        $105,470           $101,457
1/31/91        $101,473           $116,326
1/31/92        $146,913           $164,633
1/31/93        $166,364           $160,836
1/31/94        $197,291           $187,223
1/31/95        $185,434           $182,086
1/31/96        $240,971           $273,532
1/31/97        $286,635           $351,069
1/31/98        $338,430           $436,692
7/31/98        $331,594           $442,986


The Fund's results reflect a Class A share investment of $100,000 at net asset value with dividends and capital gains reinvested. The Fund's results do not include the effect of sales charges.

(1) The Russell 2000 Index measures small company stock market performance, does not reflect the deduction of fees or expenses, is unmanaged and is not available for direct investment.

The Fund Versus the Benchmarks

As shown in the charts below, over the last 3- and 5-year periods ended 7/31/98, Lord Abbett Developing Growth Fund consistently outperformed the Lipper Average of Small Cap Funds (a benchmark consisting of funds that invest primarily in companies with market capitalizations less than $1 billion).(2) Furthermore, over these periods, the Fund outpaced the Russell 2000 Index, an unmanaged index that measures small company stock market performance.(3) While historically long-term investors in small company stocks have been rewarded with strong returns (see charts on inside front cover), there is no assurance of the Fund's future performance or that this pattern will continue.

Impressive Total Returns

   [The following table was depicted as a bar chart in the printed material.]

                                          3 Years           5 Years
                                          -------           -------
The Fund                                    19.2%             22.8%
Lipper Average of Small Cap Funds           14.1%             14.9%
Russell 2000 Index(3)                       13.4%             13.8%

The Fund's total returns represent the percent change in net asset value for Class A shares over the 3- and 5-year periods ended 7/31/98 and reflect the reinvestment of all distributions. The Fund's results do not include the effect of sales charges. For performance at the Class A share maximum sales charge, see the inside front cover.

(2) Lipper Analytical Services, Inc. tracks and reports the performance of mutual funds based on total returns (i.e., changes in net asset value, including reinvestment of distributions).

(3) The Russell 2000 Index does not reflect the deduction of fees or expenses and is not available for direct investment.

Focus on. . .Small, Growing Companies

The Fund seeks to invest in companies that have passed through their initial, formative years and are now in the "developing growth" phase, as illustrated in the graph below. These companies have not yet matured, nor have they settled into the slower growth rate of more established businesses. Because it is arithmetically easier to grow from a small base than a large one, developing growth companies may offer better opportunity for appreciation over the long term. However, the stock prices of these companies can fluctuate sharply. That's why Lord Abbett Developing Growth Fund makes sense for investors who want to participate in the aggressive growth potential of a diversified, actively managed small company stock portfolio.

The actual growth of a company cannot be foreseen, and it may be difficult to determine in which phase a company is presently situated. There is no fixed correlation between the business growth of a company and the market value of its stock. The illustration below is not a representation of the performance of the stocks in which the Fund invests.

Four Phases of Business Growth

1. Formative

Companies are in their infancy, a high-risk period.

2. Developing Growth

An evolving period, often characterized by a dramatic rate of growth; not without risk.

3. Established Growth

Competitive forces and regulations tend to slow companies' progress.

4. Maturity

Companies' growth patterns tend to resemble the Gross Domestic Product.


Invest in the Future. . .Today

One hundred years ago, if you wanted to go from San Francisco to Paris, you would have had to travel by train to New York, then board a ship to France, and then another train to Paris. This could take up to two weeks.

Today, you could jet directly from San Francisco to Paris in 10 hours, or travel faster than the speed of sound aboard an SST. Of course, you could also take a train, hop a bus or take a scenic drive cross-country before boarding a transatlantic flight--or cruise ship--to any major European destination.

Times have changed. We all have more choices than ever before. This applies to transportation, as well as technology, education, medical and health care, communications, retail purchasing, entertainment and business.

The Fund attempts to invest in companies that are leaders in their fields, innovators, choice-makers. These small, growing companies often are creating products and services that will fit many different lifestyles and needs.

Investing in Lord Abbett Developing Growth Fund is investing in the future. Invest in the future, today.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor, the Fund's transfer agent and the Fund's custodian all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time. Although the Y2K issue is unprecedented and we have not yet completed our evaluation of Y2K preparedness, we presently believe that there will be no material effect on the Fund and its financial statements.

Important Information

Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss. Lord Abbett Developing Growth Fund invests in the securities of small-cap companies. Small-cap companies typically have a higher risk of failure, and such companies' securities historically have experienced a greater degree of illiquidity and market volatility than securities of large-cap companies.

Results quoted on the previous pages represent past performance and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's current sales charge structure has changed from the past. The Russell 2000 Index is an unmanaged index that measures small company stock market performance. Performance figures for the unmanaged Russell 2000 Index do not reflect deduction of transaction costs or management fees. An investor cannot invest directly in an index, such as the Russell 2000 Index. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/98, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
Investments in Common Stocks 93.14%
================================================================================================================
Aerospace 1.46%             * Orbital Sciences Corp., Dulles, VA-A space and
                              information systems company that designs,
                              manufactures, operates and markets a broad range
                              of affordable space-technology products and
                              satellite-based services                                 506,000      $ 13,788,500
----------------------------------------------------------------------------------------------------============
Business Equipment            General Binding Corp., Northbrook, IL-The leading
and Supplies .28%             vendor of office binding and laminating systems
                              and related supplies                                      73,000         2,623,438
----------------------------------------------------------------------------------------------------============
Business Services 9.91%       Aegis Communications Group Inc., Dallas,
                              telemarketing services TX-Provides inbound and
                              outbound contract                                      1,355,100         3,387,750

                            * Butler International Inc., Montvale, NJ-Provides
                              skilled engineers and technical personnel on a
                              contract basis in various industries                     308,000         7,084,000

                              Caribiner International Inc., New York,
                              NY-International producer of meetings, events and
                              training programs                                        580,000         8,482,500

                              Championship Auto Racing, Troy, MI-Owns, operates,
                              and sanctions the open-wheel motorsports series in
                              North America                                            118,100         2,362,000

                              Computer Task Group Inc., Buffalo, NY-Provides
                              computer-related professional services to
                              commercial clients, including systems analysis,
                              programming and design projects                          120,000         3,900,000

                              G & K Services, Inc., Minneapolis, MN-A lessor of
                              work garments and related textile products               145,000         7,213,750

                              Iron Mountain, Boston, MA-Records management
                              company                                                  240,000        10,200,000

                          ++* Labor Ready Inc., Tacoma, WA-Provides
                              temporary workers to the light industrial,
                              construction, and small business markets                 200,000         6,375,000

                            + M/A/R/C Inc., Irving, TX-Offers market research,
                              database marketing and counseling services for
                              companies in the pharmaceutical, retailing,
                              telecommunications and financial services markets        413,200         6,352,950

                              McGrath Rent Corp., San Leandro, CA-A lessor of
                              relocatable modular offices and electronic test
                              equipment                                                518,100        10,038,187

                              Norrell Corp., Atlanta, GA-Provides staffing,
                              outsourcing and professional services                    400,000         7,675,000

                            * Precision Response Corp., Miami, FL-A
                              full-service provider of telephone-based customer
                              service and marketing solutions on an outsourced
                              basis                                                    250,000         1,562,500

                           *+ Professional Staff plc, London, UK-An
                              international staffing company specializing in
                              high-level medical placement                             340,000         4,760,000

                           ++ Strategic Distribution Inc., Bensalem,
                              PA-Provides proprietary industrial supply
                              procurement solutions to industrial sites,
                              primarily through its In-Plant Store program             557,500         2,787,500

                            * SOS Staffing Services, Inc., Salt Lake City,
                              UT-Offers a full range of staffing services
                              through its 87 offices nationwide                        175,000         3,609,375

                          ++* TeleTech Holdings, Inc., Denver, CO-Provides
                              customer care management solutions to Fortune 500
                              and international companies                              550,000         5,603,125

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
                              The Marquee Group Inc., New York, NY-Provides
                              comprehensive management, marketing, sales,
                              consulting and production services to sports and
                              entertainment-related businesses, events,
                              athletes, broadcasters, journalists and executives       400,000      $  2,125,000

                              Total                                                                   93,518,637
----------------------------------------------------------------------------------------------------============
Capital Goods 1.91%         * Dionex Corp., Sunnyvale, CA-A manufacturer of
                              analytical instruments                                    80,000         1,775,000

                            * Flow International Corp., Kent, WA-Designs,
                              manufactures and sells ultra-high-pressure
                              waterjets for cutting metallic and non-metallic
                              materials                                                540,000         5,940,000

                              JLG Industries, Inc., McConnellsburg, PA-A leading
                              manufacturer of self-propelled aerial work
                              platforms                                                255,000         3,952,500

                            * Park-Ohio Holdings Corp., Cleveland,
                              OH-Manufactures plastic containers for food
                              products and industrial products for the airline,
                              automotive, rail and trucking industries                 280,000         5,267,500

                            * Utilx Corporation, Kent, WA-Installs, replaces
                              and renovates underground utilities with
                              "Flowmole," "Revalt" and "CableCure" services            250,000         1,093,750

                              Total                                                                   18,028,750
----------------------------------------------------------------------------------------------------============
Chemicals .78%                OM Group Inc., Cleveland, OH-Produces metal
                              carboxylates, and metal salts and powders                200,000         7,412,500
----------------------------------------------------------------------------------------------------============
Communications .77%         * Active Voice Corp., Seattle, WA-Develops PC-based
                              call processing systems and computer telephone
                              integration products                                     130,000         1,153,750

                              Educational Development Corp., Tulsa, OK-A
                              marketer of non-fiction, instructional children's
                              books for retail trade outlets, home party plans,
                              and public and school libraries                          133,000           465,500

                              IFR Systems, Wichita, KS-A designer, manufacturer
                              and marketer of electronic test instruments              175,000         3,106,250

                            * IWERKS Entertainment Inc., Burbank, CA-A creator
                              of interactive "virtual reality" systems and
                              attractions                                              511,251           990,548

                           ++ Transcrypt International Inc., Lincoln,
                              NE-Designs and manufactures information security
                              products and wireless communications products and
                              systems                                                  400,000         1,600,000

                              Total                                                                    7,316,048
----------------------------------------------------------------------------------------------------============
Computer Software and     ++* Accelr8 Technology Corp., Denver, CO-A provider
Services 15.23%               of tools and services for Year 2000 compliance and
                              for the conversion of Digital VAX/VMS legacy
                              systems to client/server environments                    300,000         1,500,000

                           ++ Activision Inc., Santa Monica, CA-Publishes and
                              distributes CD-based and cartridge-based
                              entertainment software                                   500,000         6,312,500

                          ++* Allin Communications Corp., Pittsburgh,
                              PA-Provides customized interactive television
                              digital imaging and other communications and media
                              services                                                 131,500           591,750

                           *+ Alphanet Solutions, Inc., Cedar Knolls,
                              NJ-Provides information technology products,
                              services and support                                     455,000         3,355,625

                            * Best Software Inc., Reston, VA-A leading provider
                              of asset, human resources and payroll management
                              software solutions for middle-market businesses          100,100         2,102,100

                           *+ Brightstar Information Technology Group Inc.,
                              Houston, TX-Provides implementation of enterprise
                              resource planning (ERP) software systems and
                              enterprise-wide business and technology solutions
                              to Fortune 1000 companies and other large
                              organizations                                            650,000         6,743,750

                            * Caere Corp., Los Gatos, CA-A world leader in
                              optical character recognition technology and a
                              leading developer of desktop forms-processing and
                              document-management products                             600,000         8,737,500

                            * Cognicase Inc., Montreal, Canada-Provides
                              automated software maintenance solutions that
                              enable organizations to convert their computer
                              systems; developed "Congi-2000," a Year 2000
                              conversion software product                              505,000         7,448,750

                              Computer Management Sciences Inc., Jacksonville,
                              FL-Provides information technology consulting and
                              custom software development services to large
                              corporations, state and local governments, and
                              other large organizations throughout the United
                              States                                                    42,500         1,030,625

                            * CACI International Inc., Arlington, VA-Provides
                              information technology products and services
                              including the development and integration of
                              systems, software, and simulation products               270,000         5,332,500

                          ++* CMG Information Services Inc., Andover,
                              MA-Invests in and integrates Internet, interactive
                              media and database technologies                          136,700         9,312,687

                              Giga Information Group, Inc., Norwell, MA-Provides
                              information, analysis, and advice about the
                              information technology industry                          225,000         2,840,625

                              Infinium Software Inc., Hyannis, MA-Offers
                              financial, human resources, materials management,
                              and process manufacturing business applications          227,400         3,297,300

                            * Information Management Resources Inc.,
                              Clearwater, FL-A leading provider of application
                              software outsourcing and Year 2000 services
                              worldwide                                                591,000        15,661,500

                            * INTERSOLV Inc., Rockville, MD-A leading provider
                              of open client/server software solutions available
                              for object-oriented development, enterprise
                              client/server development, software configuration
                              management and data warehousing                          220,000         3,712,500

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
                           *+ Landmark Systems Corp., Vienna, VA-Manufactures
                              software products which allow corporate customers
                              to improve the performance of their computer
                              systems and keep critical business applications
                              working at peak efficiencies                             833,000      $  8,017,625

                            * Mastech Corporation, Oakdale, PA-Provides
                              information technology services worldwide                250,000         5,968,750

                            * Mercury Interactive Corp., Sunnyvale, CA-A
                              developer and marketer of client/server testing
                              and quality assurance software                           110,000         4,551,250

                              Neomedia Technologies Inc., Fort Myers,
                              FL-Specializes in Year 2000 conversion and
                              intelligent document software solutions                  147,500           428,672

                          ++* Phoenix Tech Ltd., San Jose, CA-The world's
                              largest supplier of standards-based compatibility
                              software to the personal computer industry               375,000         4,171,875

                           *+ Radisys Corp., Hillsboro, OR-Designs and
                              produces embedded computer solutions                     525,000         8,531,250

                              Smallworldwide plc, ADS, Cambridge, UK-Develops,
                              markets and supports client/server software for
                              the spatial design, engineering and management of
                              complex physical networks                                234,800         3,742,125

                              Starbase Corp., Irvine, CA-Develops, markets and
                              supports StarTeam, an integrated suite of
                              application development tools                            230,000           337,812

                            * SCB Computer Technology Inc., Memphis,
                              TN-Provides information technology management and
                              technical services                                       543,500         5,061,344

                              Tava Technologies Inc., Denver, CO-A systems
                              integrator that provides software applications,
                              system design and configuration in the
                              manufacturing process control industry                   680,000         4,441,250

                          ++* The Learning Company, Inc., Cambridge, MA-A
                              leading provider of consumer software                    400,000        10,650,000

                           ++ USWeb Corporation, Santa Clara, CA-Provides
                              Intranet, Extranet, and Web site solutions and
                              services to medium-sized and large companies             300,000         6,037,500

                              Viasoft Inc., Phoenix, AZ-Provides business
                              solutions, consisting of integrated technology and
                              specialized professional consulting services              60,000           772,500

                              Viasat Inc., Carlsbad, CA-Designs, produces, and
                              markets digital satellite telecommunications and
                              wireless signal processing equipment                     175,000         3,062,500

                              Total                                                                  143,754,165
----------------------------------------------------------------------------------------------------============
Computer Systems and          Micro Touch Systems Inc., Methuen, MA-Manufactures
Peripherals 1.18%             touch- and pen-sensitive input screens known as
                              touchscreens                                             342,300         5,327,043

                              Sequent Computer Systems, Beaverton, OR-Provides
                              scalable, data-center-ready open systems solutions
                              for large organizations spanning diverse
                              industries                                               510,000         5,817,187

                              Total                                                                   11,144,230
----------------------------------------------------------------------------------------------------============
Consumer Products 4.69%     * Dreyer's Grand Ice Cream Inc., Oakland, CA-Ice
                              cream manufacturer and distributor                       200,000         3,406,250

                              Horizon Organic Holding Corp., Longmont,
                              CO-Produces, processes, and markets a line of
                              organic dairy products                                    10,000           156,250

                              Lumen Technologies Inc., Rye, NY-Develops,
                              manufactures and markets specialty light sources
                              and related products to markets requiring advanced
                              optical technologies                                     120,000         1,020,000

                              Matthews International Corp., Pittsburgh, PA-A
                              leading designer, manufacturer and marketer of
                              custom-made identification products                      450,000         9,900,000

                          ++* Northland Cranberries Inc., Class A, Wisconsin
                              Rapids, WI-Grows cranberries on its properties in
                              central and northern Wisconsin and Massachusetts,
                              and manufactures and markets a branded line of
                              juice products                                           573,000         7,019,250

                            * Polymer Group Inc., North Charleston, SC-Major
                              global manufacturer of non-woven materials                71,800           816,725

                            * Rock of Ages Corp., Graniteville, VT-An
                              integrated granite quarrier, manufacturer, and
                              distributor                                              100,000         1,337,500

                           *+ Security First Network Bank, Atlanta,
                              GA-Develops integrated, brandable Internet
                              applications that enable financial institutions to
                              offer products, services and transactions over the
                              Internet                                                 475,000        11,043,750

                              The York Group, Inc., Houston, TX-Manufactures
                              metal and hardwood caskets and casket components         225,000         3,768,750

                              Wild Oats Markets Inc., Boulder, CO-A natural
                              foods supermarket chain                                  220,000         5,775,000

                              Total                                                                   44,243,475
----------------------------------------------------------------------------------------------------============
Data Processing           ++* Advanced Digital Info Corp., Redmond, WA-A
Equipment and                 leading provider of automated data libraries for
Components 1.58%              computer network and workstation markets and
                              microelectronic components for aerospace and
                              medical applications                                     128,800         1,304,100

                            * Ampex Corp., Redwood City, CA-A leading innovator
                              in the fields of magnetic recording image (MRI)
                              processing and high-performance digital storage        1,270,000         2,143,125

                          ++* Micros Systems Inc., Beltsville, MD-Designs,
                              manufactures and markets point-of-sale electronic
                              information systems and related peripheral
                              equipment and software                                   305,000        11,437,500

                              Total                                                                   14,884,725
                              ----------------------------------------------------------------------============

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
Drugs/Pharmaceuticals     ++* KOS Pharmaceuticals Inc., Miami, FL-Develops
1.28%                         prescription pharmaceutical products primarily for
                              the treatment of chronic cardiovascular and
                              respiratory diseases                                     390,000      $  4,241,250

                              Pharmerica Inc., Tampa, FL-Provides institutional
                              pharmacy services to the elderly, chronically ill,
                              and disabled                                           1,200,000         7,837,500

                              Total                                                                   12,078,750
----------------------------------------------------------------------------------------------------============
Electronic Components       * AdFlex Solutions, Inc., Chandler, AZ-A leading
6.05%                         supplier of flexible circuits                            425,000         2,735,938

                            * Altron Corp., Wilmington, MA-A manufacturer of
                              electronic interconnect products employing printed
                              circuit technology                                       169,500         2,055,188

                              American Xtal Technology Inc., Fremont, CA-Uses a
                              proprietary crystal growth technique to produce
                              semiconductor substrates for a variety of
                              electronic and opto-electronic applications              150,000         1,818,750

                              Analogic Corp., Peabody, MA-A leading manufacturer
                              of high precision medical and industrial
                              diagnostic and measurement instruments and
                              equipment                                                150,000         6,112,500

                              Artesyn Technologies Inc., Boca Raton, FL-A
                              manufacturer of power supplies and measurement
                              control systems for industrial equipment                 905,000        15,102,188

                              Ault Inc., Minneapolis, MN-The largest independent
                              manufacturer of external power conversion products        49,500           194,906

                              Dallas Semiconductor Corp., Dallas, TX-Develops,
                              manufactures and markets complementary metal oxide
                              silicon integrated circuits and
                              semiconductor-based subsystems                            66,200         2,126,675

                              Harbinger Corp., Atlanta, GA-A worldwide provider
                              of electronic commerce software and services             700,000         6,059,375

                          ++* Merix Corp., Forest Grove, OR-Manufacturer of
                              interconnect solutions for use in sophisticated
                              electronic equipment                                     265,000         1,590,000

                              Motive Power Inds., Inc., Pittsburgh,
                              PA-Manufactures products for rail and other
                              power-related industries                                 160,000         4,690,000

                           ++ SLI Inc., Canton, MA-Manufactures and
                              distributes a variety of miniature lighting
                              products                                                 135,600         3,084,900

                              Technitrol Inc., Trevose, PA-A worldwide
                              manufacturer of electronic components, electrical
                              contacts and assemblies, thermostatic and
                              clad-metal materials and components and related
                              items                                                    375,000         8,859,375

                            * Trident International, Inc., Brookfields,
                              CT-Designs, manufactures and markets a proprietary
                              impulse inkjet technology to industrial OEMs
                              worldwide                                                169,000         2,640,625

                              Total                                                                   57,070,420
----------------------------------------------------------------------------------------------------============
Electronics 5.24%           * Plantronics, Inc., Santa Cruz, CA-Leading
                              supplier of communication headset products and
                              services to users and providers worldwide                728,400        44,523,450

                              Theragenics Corp., Norcross, GA-Produces and sells
                              implantable radiation devices used in the
                              treatment of prostate cancer                             300,000         4,912,500

                              Total                                                                   49,435,950
----------------------------------------------------------------------------------------------------============
Energy 10.30%                 Ceanic Corp., Houston, TX-Provides sub-sea
                              services and related products to the oil and gas
                              industries                                               255,000         5,036,250

                            * Core Laboratories N.V., Amsterdam, The
                              Netherlands-A provider of petroleum reservoir
                              analysis and environmental testing                       528,000        11,055,000

                            * Dailey International Inc., Conroe, TX-Provides
                              directional drilling services and designs,
                              manufactures and rents technologically advanced
                              downhole tools for oil and gas drilling and
                              workover applications                                    275,000         1,203,125

                            * Dawson Geophysical Co., Midland, TX-A provider of
                              seismic data services to oil and gas drillers            185,000         3,121,875

                            * Dawson Production Services, Inc., San Antonio,
                              TX-Provides a range of workover, liquid and
                              production services for oil and gas wells in Texas
                              and Louisiana                                            377,600         5,168,400

                           *+ Edge Petroleum Corp., Houston, TX-An oil and gas
                              exploration company                                      590,000         5,383,750

                              Evergreen Res Inc., Denver, CO-Explores, develops,
                              operates, and acquires oil and gas properties            260,000         4,972,500

                            * EXCO Resources Rights, Dallas, TX-An independent
                              energy company that acquires, explores, and
                              develops natural gas properties                          482,500            60,313

                            * Gulf Island Fabrication Inc., Houma, LA-Designs
                              offshore drilling and production platforms used in
                              the development and production of offshore oil and
                              gas reserves                                             410,000         7,380,000

                          ++* Harken Energy Corp., Irving, TX-An oil and gas
                              exploration and production company that conducts
                              activities in the southwestern United States and
                              in Colombia                                            2,000,000         7,500,000

                           ++ Independent Energy Holdings, plc, Solihull,
                              UK-Generates and markets electricity in the United
                              Kingdom                                                  150,000         1,143,750

                            * OYO Geospace, Houston, TX-Designs and
                              manufactures instruments and equipment used in the
                              acquisition and processing of seismic data                52,000         1,059,500

                            * Seitel Inc., Houston, TX-An operator of a seismic
                              database and a provider of corollary geophysical
                              services to the petroleum industry                       610,000         8,311,250

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
                              Stillwater Mining Co., Denver, CO-Explores for,
                              develops, extracts, processes, and refines
                              platinum, palladium, and associated metals from
                              J-M Reef located in Stillwater and Sweet Grass
                              Counties, Montana                                        210,000      $  5,748,750

                          ++* Stone Energy Corp., Lafayette, LA-An
                              independent oil and gas company, the company
                              acquires and exploits oil and gas producing
                              properties located primarily in the Gulf Coast
                              Basin                                                    330,300         9,372,263

                            * Superior Energy Services, Inc., Belle, Chasse,
                              LA-Provider of oil field products and services in
                              the Gulf of Mexico                                       685,000         2,911,250

                              Transmontaigne Oil Co., Denver, CO-A holding
                              company which operates through its subsidiaries
                              primarily in the mid-continent and Rocky Mountain
                              regions of the United States                             508,400         7,308,250

                            * Veritas dgc Inc., Houston, TX-Provides seismic
                              data acquisition and processing services on a
                              worldwide basis to the petroleum industry                 46,000         1,529,500

                              Vintage Petroleum Inc., Tulsa, OK-Independent
                              energy company engaged in the exploitation and
                              development of oil and gas properties                    622,000         8,902,375

                              Total                                                                   97,168,101
----------------------------------------------------------------------------------------------------============
Entertainment .20%          + Harvey Entertainment Co., Los Angeles,
                              CA-Develops animation and licensing opportunities
                              based on the Harvey Classic Characters                   235,000         1,894,688
----------------------------------------------------------------------------------------------------============
Environmental Services        ECO Soil Systems Inc., San Diego, CA-Develops,
and Equipment .79%            markets, and sells proprietary biological and
                              traditional chemical products that provide
                              solutions for a variety of turf and crop problems
                              in the golf and agricultural industries                  600,000         5,850,000

                              Met-Pro Corp., Harleysville, PA-A manufacturer of
                              environmental treatment systems, specialty pumps
                              and filtration equipment                                 128,340         1,652,378

                              Total                                                                    7,502,378
----------------------------------------------------------------------------------------------------============
Financial 2.56%               Dain Rauscher Corp., Minneapolis, MN-A provider of
                              investment advice and services to investors,
                              primarily in the western United States                   140,000         7,560,000

                           ++ Healthcare Realty Trust Inc., Toledo,
                              OH-Healthcare facility real estate investment
                              trust                                                    320,000         9,040,000

                           ++ Net Bank Inc., Atlanta, GA-Provider of banking
                              services over the Internet                               235,000         6,697,500

                           ++ Telebank Financial Corp., Arlington, VA-Provider
                              of banking services over the Internet                     40,000           830,000

                              Total                                                                   24,127,500
----------------------------------------------------------------------------------------------------============
Healthcare .79%            *+ Health Care Service Group, Inc., Huntingdon
                              Valley, PA-Provides operational services to
                              nursing home and retirement complexes                    438,900         7,488,730
----------------------------------------------------------------------------------------------------============
Leisure 1.05%              ++ Family Golf Centers Inc., Melville,
                              NY-Consolidates and operates golf centers                259,600         6,425,100

                              Steiner Leisure, Nassau, Bahamas-Provides spa
                              services aboard cruise ships worldwide                   112,500         3,487,500

                              Total                                                                    9,912,600
----------------------------------------------------------------------------------------------------============
Measurement and           ++* Identix Inc., Sunnyvale, CA-A leading designer,
Control Systems 2.33%         developer, manufacturer and marketer of products
                              for the capture and comparison of fingerprints for
                              security, anti-fraud, law enforcement and other
                              applications                                             486,600         3,801,563

                            * In Focus Systems, Wilsonville, OR-Manufactures
                              and markets liquid crystal displays that allow
                              personal computer information to be displayed on
                              overhead projections                                     560,000         3,220,000

                            * LTX Corp., Westwood, MA-A supplier of linear,
                              digital, mixed-signal and discrete semiconductor
                              test equipment                                           688,000         2,666,000

                         ++*+ LeCroy Corp., Chestnut Ridge, NY-Develops,
                              manufactures and markets principally
                              high-performance digital oscilloscopes and related
                              products                                                 465,500         9,019,062

                              Microvision Inc., Seattle, WA-Develops,
                              manufactures and markets virtual retinal display
                              (VRD) technology, which projects images directly
                              onto eye's retina                                        100,000           975,000

                            * Thermedics Detection Inc., Chelmsford,
                              MA-Develops, manufactures and markets high-speed
                              systems used for product quality assurance in a
                              variety of industrial processes                          258,900         2,297,738

                              Total                                                                   21,979,363
----------------------------------------------------------------------------------------------------============
Medical 9.12%              ++ Advanced Tissue Sciences Inc., La Jolla,
                              CA-Develops technology relating to the replication
                              of bone marrow cells, skin cells, and other organs       230,000           675,625

                              Arrow International, Inc., Reading, PA-Supplies
                              disposable catheters and related clinical products       188,800         5,050,400

                            * ATS Medical Inc., Minneapolis, MN-Manufactures
                              and markets a pyrolytic carbon bileaflet
                              mechanical heart valve                                   500,000         3,562,500

                           ++ Columbia Laboratories Inc., Miami, FL-An
                              international pharmaceutical company                     400,000         3,575,000

                            * Counsel Corp., Toronto, Canada-A management and
                              business development company that operates within
                              the health and real estate sectors                       350,000         2,821,875

                              Express Scripts Inc., Maryland Heights,
                              MD-Provides pharmacy benefit management to health
                              maintenance organizations                                130,000         9,559,062

Statement of Net Assets

July 31, 1998

                              Investments                                               Shares      Market Value
================================================================================================================
                          ++* Hologic Inc., Waltham, MA-Manufacturer of X-ray
                              systems                                                  425,000      $  7,039,062

                              Hooper Holmes Inc., Basking Ridge, NJ-Provider of
                              health information to the insurance industry             460,000         9,200,000

                            * Horizon Health Corp., Denton, TX-A manager of
                              mental health programs for general acute care
                              hospitals in the U.S.                                    357,500         4,558,125

                           ++ Humascan Inc., Cranford, NJ-Manufactures and
                              markets the Breast Alert Differential Temperature
                              Sensor                                                   100,000           175,000

                          ++* Icos Corp., Bothell, VA-A bio-pharmaceutical
                              company that develops medications for the
                              treatment of chronic inflammatory diseases               493,500        11,597,250

                              Life Technologies, Inc., Gaithersburg, MD-A
                              supplier of products for life science research and
                              biotechnology manufacturing                               85,000         3,214,063

                            * Matria Healthcare Inc., Marietta, GA-Provides
                              obstetrical home healthcare services that assist
                              physicians in the management of high-risk
                              pregnancies                                            1,000,000         3,312,500

                            * Maxxim Medical Inc., Sugarland, TX-Develops,
                              manufactures and distributes physical therapy
                              equipment and disposable hospital products               259,000         6,572,125

                            * Orthofix International N.V., New York,
                              NY-International corporation which develops
                              innovative products in the medical device market;
                              a leading producer of external fixation devices,
                              limb lengthening and bone reconstruction equipment       267,200         3,473,600

                            * Ostex International Inc., Seattle, WA-Develops
                              products used in the diagnosis of osteoporosis,
                              osteoarthritis and other skeletal diseases caused
                              by the breakdown of bone, cartilage and other
                              connective tissue                                        310,000           426,250

                            * Ovid Technologies Inc., New York, NY-Provides
                              electronic information retrieval services to the
                              biomedical, healthcare and academic markets                8,500           190,188

                            * Physio-Control International Corp., Redmond,
                              WA-Designs, manufactures, markets and services an
                              integrated line of non-invasive emergency cardiac
                              defibrillator and vital sign assessment devices
                              and disposable electrodes                                291,300         7,792,275

                              Surmodics Inc., Eden Prairie, MN-Provides surface
                              modification solutions to the medical device
                              industry                                                  70,000           831,250

                           ++ Thermedics Inc., Waltham, MA-Develops,
                              manufactures and markets explosives and
                              drug-detection devices, product quality assurance
                              systems and other biomedical products                    201,000         2,462,250

                              Total                                                                   86,088,400
----------------------------------------------------------------------------------------------------============
Miscellaneous 1.23%         * Catellus Development Corp., San Francisco, CA-An
                              owner, developer and manager of real estate assets       300,000         4,893,750

                              Crossmann Communities Inc., Indianapolis, IN-A
                              single-family home builder in the Midwest                216,000         6,696,000

                              Total                                                                   11,589,750
----------------------------------------------------------------------------------------------------============
Retail 11.09%               * Ames Dept Stores Inc., Rocky Hill, CT-The nation's
                              fifth largest discount department store chain,
                              with 303 stores in 14 northeastern states                400,000         8,550,000

                          ++* CellStar Corp., Carrollton, TX-An integrated
                              wholesale distributor and retailer of cellular
                              telephones and related products                        1,010,000        14,140,000

                           ++ Cybershop Intl Inc., New York, NY-Retails
                              products through its online stores on the Internet
                              and America Online, Inc.                                 330,000         3,403,125

                           ++ Eagle Hardware & Garden, Inc., Renton,
                              WA-Operates warehouse home improvement centers in
                              Washington, Utah, Alaska, Colorado, Hawaii, Oregon
                              and Montana                                              520,000        11,180,000

                            * Kenneth Cole Productions Inc., New York,
                              NY-Develops sources and markets a broad range of
                              footwear, handbags and accessories                       230,000         4,729,375

                              Krause's Furniture Inc., Brea, CA-Manufactures and
                              sells made-to-order upholstered furniture and
                              accessories                                              600,000         1,012,500

                            * Meadowcraft Inc., Birmingham, AL-Produces casual
                              outdoor furniture and wrought iron consumer
                              products                                                 456,700         5,737,294

                            * New West Eyeworks, Inc., Tempe, AZ-A specialty
                              retailer of eyewear                                      140,000         1,697,500

                            * Play by Play Toy & Novelties, Inc., San Antonio,
                              TX-Develops, markets and distributes stuffed toys
                              and sculpted toy pillows based upon its licenses
                              for children's entertainment characters and
                              corporate trademarks, and non-licensed stuffed
                              toys                                                     200,000         2,000,000

                            * Quiksilver, Inc., Costa Mesa, CA-Designs,
                              arranges manufacture, and distributes casualwear,
                              snowboardwear and swimwear for young men, boys and
                              juniors under the Quiksilver label, and juniors'
                              swimwear and sportswear under the "Raisin" label         400,000         8,982,188

                              Shoe Carnival Inc., Evansville,IN-A retailer of
                              family footwear operating primarily in the
                              midwestern and mid-southern regions of the United
                              States                                                   400,000         4,250,000

                           *+ Sirena Apparel Group, Inc., South El Monte,
                              CA-Designs, manufactures and markets branded and
                              private label swimwear and resortwear for each
                              principal segment of the women's market                  330,000         2,062,500

Statement of Net Assets

July 31, 1998

                                                                                     Shares or
                              Investments                                     Principal Amount      Market Value
================================================================================================================
                              Software Net Corp., San Jose, CA-An online
                              reseller of commercial off-the-shelf computer
                              software to the consumer, small business, and
                              large enterprise markets                                  25,000      $    356,250

                              St. John Knits Inc., Irvine, CA-Designs,
                              manufactures, and markets women's clothing and
                              accessories                                              300,000        10,237,500

                            * Stage Stores Inc., Houston, TX-Owns and operates
                              apparel stores primarily in the central region of
                              the U.S.                                                 130,000         3,306,875

                            * Tarrant Apparel Group, Los Angeles, CA-Designs,
                              merchandises and manufactures casual apparel             607,000        13,961,000

                          ++* Toymax International Inc., Plainview,
                              NY-Creates, designs, develops and markets
                              children's activity and action toys, including
                              "Creepy Crawlers," "Talking Tina" and "Laser
                              Challenge"                                               370,000         2,728,750

                              Vans Inc., Santa Fe Springs, CA-Designs,
                              manufactures and distributes casual and active
                              casual footwear and apparel, performance footwear
                              and snowboardboots and snowboarding outerwear            660,000         6,352,500

                              Total                                                                  104,687,357
----------------------------------------------------------------------------------------------------============
Security Services 3.15%     * Armor Holdings Inc., Jacksonville, FL-Worldwide
                              manufacturer and distributor of products and
                              services for the law enforcement, military and
                              security markets                                         800,000         7,950,000

                              Cornell Corrections, Houston, TX-Provides
                              privatized correctional, detention, and
                              pre-release services in the United States                350,000         5,381,250

                              Kroll-O'Gara Co., Fairfield, OH-A leading provider
                              of vehicle armoring systems for military,
                              commercial and governmental clients worldwide            855,500        16,361,437

                              Total                                                                   29,692,687
----------------------------------------------------------------------------------------------------============
Telecommunications .17%       Boston Communications Group, Woburn, MA-Develops,
                              markets and provides specialized roaming services,
                              teleservices and prepaid wireless services to the
                              wireless telephone industry                              200,000         1,600,000
                              ----------------------------------------------------------------------============
                              Total Investments in Common Stocks (Cost $786,482,324)                 879,031,142
================================================================================================================
Other Assets, Less Liabilities 6.86%
================================================================================================================
Short-Term Investments        American Express Credit Corp. 5.63% due 8/3/1998         50,000M        50,000,000

                              Anheuser Busch Co. 5.63% due 8/3/1998                     3,320M         3,318,442

                              Bank One Corp. 5.63% due 8/3/1998                        22,823M        22,812,293

                              Federal Home Loan Mortgage 5.63% due 8/3/1998            13,407M        13,400,788

                              Other (See Note 5)                                                      89,251,920

                              Total Short-Term Investments (Cost $178,783,443)                       178,783,443
----------------------------------------------------------------------------------------------------============
Cash                                                                                                     832,411
----------------------------------------------------------------------------------------------------============
Receivable for:               Capital stock sold                                                       8,892,798

                              Securities sold                                                            659,003

                              Other                                                                       92,972

                              Total Other Assets                                                     189,260,627
----------------------------------------------------------------------------------------------------============
Payable for:                  Cash collateral on securities                                           89,251,920

                              Securities purchased                                                    33,645,209

                              Capital stock reacquired                                                 1,519,938

                              Other                                                                      101,852

                              Total Liabilities                                                      124,518,919
----------------------------------------------------------------------------------------------------============
                              Total Other Assets, Less Liabilities                                    64,741,708
================================================================================================================
Net Assets 100.00%                                                                                  $943,772,850
================================================================================================================
                              Class A Shares-Net asset value ($677,637,844 /
                              46,973,261 shares outstanding)                                              $14.43

                              Class B Shares-Net asset value ($131,889,643 /
                              9,260,597 shares outstanding)                                               $14.24

                              Class C Shares-Net asset value ($83,902,287 /
                              5,885,361 shares outstanding)                                               $14.26

                              Class P Shares-Net asset value ($16,095,191 /
                              1,117,814 shares outstanding)                                               $14.40

                              Class Y Shares-Net asset value ($34,247,885 /
                              2,370,453 shares outstanding)                                               $14.45

      *     Non-income producing.
      +     Affiliated company. See Note 6.
      ++    Security on loan. See Note 5.
            See Notes to Financial Statements.

Statement of Operations

Investment Income                                                                         Six Months Ended July 31, 1998
========================================================================================================================
Income        Interest                                                                       $ 1,714,360
              Dividends                                                                          621,674
              Total income                                                                                  $  2,336,034
              ----------------------------------------------------------------------------------------------------------
Expenses      Management fee                                                                   2,050,882
              12b-1 distribution plan-Class A                                                    755,786
              12b-1 distribution plan-Class B                                                    518,936
              12b-1 distribution plan-Class C                                                    315,154
              12b-1 distribution plan-Class P                                                     10,434
              Shareholder servicing                                                              419,313
              Reports to shareholders                                                             72,332
              Directors                                                                            7,220
              Registration                                                                        32,517
              Professional                                                                        26,388
              Other                                                                                5,501
              Total expenses                                                                                   4,214,463
              ----------------------------------------------------------------------------------------------------------
              Net investment loss                                                                             (1,878,429)
              ----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain on Investments
========================================================================================================================
Realized gain from investment transactions
              Proceeds from sales                                                            100,787,506
              Cost of investments sold                                                        68,574,905
              ----------------------------------------------------------------------------------------------------------
              Net realized gain                                                               32,212,601
              ----------------------------------------------------------------------------------------------------------
Unrealized depreciation of investments                                                       (53,129,373)
========================================================================================================================
Net realized and unrealized loss on investments                                                              (20,916,772)
------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                        $(22,795,201)
========================================================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                        Six Months Ended      Year Ended
                                                                                                July 31,     January 31,
Increase (Decrease) in Net Assets                                                                   1998            1998
========================================================================================================================
Operations    Net investment loss                                                           $(1,878,429)     $(3,251,003)
              Net realized gain from investment transactions                                  32,212,601      48,514,192
              Net realized appreciation (depreciation) of investments                        (53,129,373)     36,271,007
              Net increase (decrease) in net assets resulting from operations                (22,795,201)     81,534,196
              ----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment transactions:
              Class A                                                                         (1,560,146)    (43,360,087)
              Class B                                                                           (118,251)     (3,522,191)
              Class C                                                                            (65,140)     (2,197,511)
              Class P                                                                             (2,871)             --
              Class Y                                                                                (11)             --
              Total                                                                           (1,746,419)    (49,079,789)
              ----------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                              471,692,002     242,730,868
              Net asset value of shares issued in reinvestment of net investment
              income and realized gain from investment transactions                            1,677,861      46,570,050
              Total                                                                          473,369,863     289,300,918
              ----------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                      (58,141,679)    (99,027,207)
              ----------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                 415,228,184     190,273,711
              ----------------------------------------------------------------------------------------------------------
Increase in net assets                                                                       390,686,564     222,728,118
------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of period                                                            553,086,286     330,358,168
              ----------------------------------------------------------------------------------------------------------
              End of period (including net investment loss of $1,941,235 and
              $62,806, respectively)                                                        $943,772,850    $553,086,286
              ==========================================================================================================

            See Notes to Financial Statements.

Financial Highlights

                                                                                                                   Class A Shares
                                                     ----------------------------------------------------------------------------
                                                     Six Months Ended                                      Year Ended January 31,
Per Share Operating Performance:                              7/31/98          1998          1997       1996       1995      1994
=================================================================================================================================
Net asset value, beginning of period                              $14.27        $12.80       $11.49     $9.58    $10.65    $10.11
---------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment loss                                           (.03)(a)      (.10)(a)     (.03)     (.02)     (.04)     (.05)
      Net realized and unrealized gain (loss) on investments         .24          3.16         3.12      4.80      (.22)     1.62
      Total from investment operations                               .21          3.06         3.09      4.78      (.26)     1.57
      ---------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain                          (.05)        (1.59)       (1.78)    (2.87)     (.81)    (1.03)
      ---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $14.43        $14.27       $12.80    $11.49     $9.58    $10.65
---------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                                     1.44%(c)     24.38%(c)    28.35%    50.22%    (2.74)%   16.41%
=================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                                       .46%(c)      1.06%(c)     1.10%     1.03%     1.31%     1.34%
      Net investment loss                                           (.17)%(c)     (.72)%(c)    (.67)%    (.52)%    (.38)%    (.51)%
      ===========================================================================================================================

                                                                          Class B Shares                         Class C Shares
                                                   -----------------------------------------  -------------------------------------
                                                          Six          Year    August 1,          Six         Year    August 1,
                                                       Months         Ended   1996(d) to       Months        Ended   to 1996(d)
                                                        Ended       January      January        Ended      January      January
Per Share Operating Performance:                      7/31/98      31, 1998     31, 1997      7/31/98     31, 1998     31, 1997
============================================================================================  =====================================
Net asset value, beginning of period                   $14.12        $12.75      $12.14         $14.13      $12.75      $12.14
--------------------------------------------------------------------------------------------  -------------------------------------
      Income (loss) from investment operations
      Net investment loss                                (.08)(a)      (.20)(a)    (.05)          (.08)(a)    (.19)(a)    (.05)
      Net realized and unrealized gain on investments     .23          3.14        2.28            .24        3.14        2.28
      Total from investment operations                    .15          2.94        2.23            .16        2.95        2.23
      --------------------------------------------------------------------------------------  -------------------------------------
      Distributions from net realized gain               (.03)        (1.57)      (1.62)          (.03)      (1.57)      (1.62)
      --------------------------------------------------------------------------------------  -------------------------------------
Net asset value, end of period                         $14.24        $14.12      $12.75         $14.26      $14.13      $12.75
--------------------------------------------------------------------------------------------  -------------------------------------
Total Return(b)                                          1.02%(c)     23.48%(c)   19.43%(c)       1.09%(c)   23.55%(c)   19.43%(c)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses                                            .83%(c)      1.76%        .93%(c)        .83%(c)    1.71%(c)     .93%(c)
      Net investment loss                                (.52)%(c)    (1.39)%(c)   (.73)%(c)      (.52)%(c)  (1.34)%(c)   (.73)%(c)
      =============================================================================================================================

Financial Highlights

                                                                         Class P Shares              Class Y Shares
                                                                 --------------------------  ----------------------------
                                                                     Six     January 5,          Six   December 30,
                                                                  Months     1998(d) to       Months     1997(d) to
                                                                   Ended    January 31,        Ended    January 31,
Per Share Operating Performance:                                 7/31/98           1998      7/31/98           1998
===========================================================================================  ============================
Net asset value, beginning of period                              $14.26         $14.38       $14.27         $14.12
-------------------------------------------------------------------------------------------  ----------------------------
      Income (loss) from investment operations
      Net investment income (loss)                                  (.03)(a)       (.01)(a)      .01(a)          --(a)(e)
      Net realized and unrealized gain (loss) on investments         .22           (.11)         .22            .15
      Total from investment operations                               .19           (.12)         .23            .15
      -------------------------------------------------------------------------------------  ----------------------------
      Distributions from net realized gain                          (.05)            --         (.05)            --
      -------------------------------------------------------------------------------------  ----------------------------
Net asset value, end of period                                    $14.40         $14.26       $14.45         $14.27
-------------------------------------------------------------------------------------------  ----------------------------
Total Return(c)                                                     1.30%          (.83)%       1.58%          1.06%
=========================================================================================================================
      Ratios to Average Net Assets(c):
      Expenses                                                       .53%           .08%         .31%           .06%
      Net investment loss                                           (.18)%         (.05)%        .03%          (.02)%
      ===================================================================================================================

                                        Six Months
                                             Ended                                                Year Ended January 31,
Supplemental Data for All Classes:         7/31/98          1998          1997          1996          1995          1994
========================================================================================================================
      Net assets, end of period (000)     $943,773      $553,086      $330,358      $197,602      $127,579      $143,693
      Portfolio turnover rate                14.06%        33.60%        42.35%        50.12%        17.57%        16.29%
      ==================================================================================================================

      (a)   Calculated using average shares outstanding during the period.
      (b)   Total return does not consider the effects of sales loads.
      (c)   Not annualized.
      (d)   Commencement of offering respective class shares.
      (e)   Amount less than $.01.
            See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Developing Growth Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of the significant accounting policies followed by the Company: (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost (which approximates market value) if the maturity is 60 days or less at the time of purchase, or market value if the maturity is greater than 60 days. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) A portion of the proceeds from sales and costs of repurchases of capital shares, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by sales or repurchases of shares.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and the supervision of the Company's investment portfolio. The management fee is based on average daily net assets for each month at the annual rate of 0.75% of the Company's first $100 million of average daily net assets and 0.50% of such assets over $100 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net asset value of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Plan.

Distributor received $505,598 representing payment of commissions on sales of Class A shares after deducting $3,205,984 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Net realized gain from investment transactions is distributed to shareholders annually. Accumulated undistributed net realized gain at July 31, 1998 for financial reporting purposes aggregated $31,871,987.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 1 billion shares of $.001 par value capital stock designated as follows: Class A-895 million shares, Class B-20 million shares, Class C-25 million shares, Class P-30 million shares and Class Y-30 million shares. Paid in capital amounted to $821,293,280 at July 31, 1998. Transactions in shares of capital stock were as follows:

                                 Six Months Ended                    Year Ended
                                    July 31, 1998              January 31, 1998
                       --------------------------    --------------------------
Class A                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares        17,653,603    $273,316,013    10,892,536    $154,647,991

Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions               98,899       1,500,288     2,945,604      41,100,136

Total                  17,752,502     274,816,301    13,838,140     195,748,127
-------------------------------------------------    --------------------------
Shares reacquired      (2,780,411)    (43,227,078)   (6,740,126)    (91,616,719)

Increase in shares     14,972,091    $231,589,223     7,098,014    $104,131,408
-------------------------------------------------------------------------------

                                 Six Months Ended                    Year Ended
                                    July 31, 1998              January 31, 1998
                       --------------------------    --------------------------
Class B                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares         5,355,373     $82,700,325     3,871,210     $56,300,946

Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                7,448         111,870       239,708       3,352,716

Total                   5,362,821      82,812,195     4,110,918      59,653,662
-------------------------------------------------    --------------------------
Shares reacquired        (500,091)     (7,634,518)     (274,101)     (3,816,832)

Increase in shares      4,862,730     $75,177,677     3,836,817     $55,836,830
-------------------------------------------------------------------------------

Notes to Financial Statements

                                 Six Months Ended                    Year Ended
                                    July 31, 1998              January 31, 1998
                       --------------------------    --------------------------
Class C                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares         3,933,342     $60,852,558     2,131,700     $31,125,282

Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                4,177          62,820       151,286       2,117,198

Total                   3,937,519      60,915,378     2,282,986      33,242,480
-------------------------------------------------    --------------------------
Shares reacquired        (430,890)     (6,593,113)     (252,520)     (3,593,656)

Increase in shares      3,506,629     $54,322,265     2,030,466     $29,648,824
-------------------------------------------------------------------------------

                                                                January 5, 1998
                                                               (Commencement of
                                 Six Months Ended       offering Class P shares)
                                    July 31, 1998           to January 31, 1998
                       --------------------------    --------------------------
Class P                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares         1,116,666     $17,317,583        45,439        $653,411

Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                  190           2,872            --              --

Total                   1,116,856      17,320,455        45,439         653,411
-------------------------------------------------    --------------------------
Shares reacquired         (44,481)       (686,970)           --              --

Increase in shares      1,072,375     $16,633,485        45,439        $653,411
-------------------------------------------------------------------------------

                                                              December 30, 1997
                                                               (Commencement of
                                 Six Months Ended       offering Class Y shares)
                                    July 31, 1998           to January 31, 1998
                       --------------------------    --------------------------
Class Y                    Shares          Amount        Shares          Amount
-------------------------------------------------    --------------------------
Sales of shares         2,370,223     $37,505,523           229          $3,238
Shares issued to
shareholders in
reinvestment of
realized gains
from investment
transactions                    1              11            --              --

Total                   2,370,224      37,505,534           229           3,238
-------------------------------------------------    --------------------------
Increase in shares      2,370,224     $37,505,534           229          $3,238
-------------------------------------------------------------------------------

5. Purchases and Sales of Securities The Company loans its portfolio securities to brokers. As of July 31, 1998, the market value of securities on loan to brokers was $89,251,920 for which the Company has obtained collateral aggregating $94,874,003 consisting of cash. Purchases and sales of investment securities (other than short-term investments) aggregated $472,950,570 and $100,787,506, respectively. As of July 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $92,548,818, of which $199,309,986 related to appreciated securities and $106,761,168 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at July 31, 1998 was substantially the same as the cost for financial reporting purposes.

6. Transactions with Affiliated Companies An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities of the underlying issuer. Transactions during the period with companies which are affiliates are as follows:

                                      Balance of
                                     Shares Held          Gross            Gross
Affiliates                         Jan. 31, 1998      Purchases            Sales
--------------------------------------------------------------------------------
Alphanet Solutions, Inc.                 455,000             --               --
Brightstar Information
Technology Group, Inc.                        --        650,000               --
Edge Petroleum Corp.                     530,700         59,300               --
Harvey Entertainment Co.                      --        235,000               --
Health Care Service
Group, Inc.                              418,900         20,000               --
Landmark System Corp.                    530,000        303,000               --
LeCroy Corp.                              95,500        370,000               --
M/A/R/C Inc.                             190,500        222,700               --
Professional Staff plc                   148,500        191,500               --
Radisys Corp.                             85,000        440,000               --
Security First Network Bank              365,000        110,000               --
Sirena Apparel Group, Inc.               230,000        100,000               --
--------------------------------------------------------------------------------

                                      Balance of                 Dividend Income
                                     Shares Held          Value  Feb. 1, 1998 to
Affiliates                         July 31, 1998  July 31, 1998    July 31, 1998
--------------------------------------------------------------------------------
Alphanet Solutions, Inc.                 455,000    $ 3,355,625          $    --
Brightstar Information
Technology Group, Inc.                   650,000      6,743,750               --
Edge Petroleum Corp.                     590,000      5,383,750               --
Harvey Entertainment Co.                 235,000      1,894,688               --
Health Care Service
Group, Inc.                              438,900      7,488,730               --
Landmark System Corp.                    833,000      8,017,625               --
LeCroy Corp.                             465,500      9,019,062               --
M/A/R/C Inc.                             413,200      6,352,950           66,690
Professional Staff plc                   340,000      4,760,000               --
Radisys Corp.                            525,000      8,531,250               --
Security First Network Bank              475,000     11,043,750               --
Sirena Apparel Group, Inc.               330,000      2,062,500               --
--------------------------------------------------------------------------------
                                                    $74,653,680          $66,690
                                                    ----------------------------

7. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at July 31, 1998, under a deferred compensation plan, were $331,000.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, have available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.05% per annum. There were no loans outstanding pursuant to this Facility at July 31, 1998, nor was the Facility utilized at any time during the period.

Copyright (C) 1998 by Lord Abbett Developing Growth Fund, Inc.
767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Developing Growth Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Lord Abbett & Co.

Portfolio Manager Profile

[PHOTO OMITTED]

Stephen J. McGruder
Senior Portfolio Manager
Lord Abbett Developing Growth Fund

Stephen J. McGruder, Senior Portfolio Manager and Executive Vice President of Lord Abbett Developing Growth Fund, joined the Firm in 1995. His prior experience includes: Vice President and Portfolio Manager of Wafra Investment Advisory Group, Vice President and Portfolio Manager of The Portfolio Group (Chemical Bank); Vice President and Portfolio Manager of Surveyor Fund with Alliance Capital; which was the successor to F. Eberstadt & Co., where he was also Vice President of Chemical Fund.

Mr. McGruder earned a BS in Chemistry from Stanford University and a BA in Business Economics from Claremont McKenna College. He is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1969.

About Your Fund's Board of Directors

The Securities and Exchange Commission (SEC) views the role of the independent Board of Directors as one of the most important components in overseeing a mutual fund. The Board of Directors watches over your Fund's general operations and represents your interests. Board members review and approve every contract between your Fund and Lord, Abbett & Co. (the Fund's investment manager) and Lord Abbett Distributor LLC (the Fund's underwriter). They meet regularly to review a wide variety of information and issues regarding your Fund. Every member of the Board possesses extensive business experience. Lord Abbett Developing Growth Fund's shareholders are indeed fortunate to have a group of independent directors with diverse backgrounds to provide a variety of viewpoints in the oversight of their Fund. Below, we feature one of our independent directors, E. Thayer Bigelow, Jr.

                             E. Thayer Bigelow, Jr.
                             Director--Lord Abbett
                             Developing Growth Fund

                                [PHOTO OMITTED]

Mr. Bigelow is a graduate of Trinity College and earned his MBA at the University of Virginia's Darden Business School. He is currently the CEO of Court Room Television Network, and previously served for five years as President and CEO of Time Warner Cable Programming, Inc.

Mr. Bigelow serves as a member of the Board of Trustees for the Cate School. He is also a member of the Board of Directors for the Visiting Nurse Service of New York, Crane Co., Medusa Inc., and The Boys Club of New York. He has been an independent director for all of Lord Abbett's funds since 1994. Lord, Abbett & Co.

           Investing in the
Lord Abbett
                           Family of Funds

--------------------------------------------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------------------------------------------
                                                                                                              Income
--------------------------------------------------------------------------------------------------------------------
Aggressive   Growth Funds   Growth &          Balanced Fund    Income Funds         Tax-Free         Money
Growth Fund                 Income Funds                                            Income Funds     Market Fund

Developing   Alpha Series   Affiliated Fund   Balanced Series  Bond-Debenture       o  National      U.S. Government
Growth Fund                                                    Fund                 o  California    Securities
             Global Fund-   Growth &                                                o  Connecticut   Money Market
             Equity Series  Income Series                      Global Fund-         o  Florida       Fund**+
                                                               Income Series        o  Georgia
             International  Research Fund-                                          o  Hawaii
             Series         Large-Cap                          Limited Duration     o  Michigan
                            Series                             U.S. Government      o  Minnesota
             Mid-Cap                                           Securities Series**  o  Missouri
             Value Fund                                                             o  New Jersey
                                                               U.S. Government      o  New York
             Research Fund-                                    Securities Series**  o  Pennsylvania
             Small-Cap                                                              o  Texas
             Series*                                           World Bond-          o  Washington
                                                               Debenture Series

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett Developing Growth Fund.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your invest-ment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

For 24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site: http://www.lordabbett.com

*     Lord Abbett Research Fund-Small-Cap Series is closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.

[LOGO(R)] LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett mutual funds are distributed by:

LORD ABBETT DISTRIBUTOR LLC                                           LADG-3-798
------------------------------------------------------------
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (9/98)